Exhibit 10.2

AMENDMENT NO. 1 TO TRANSACTION AGREEMENT

This Amendment No. 1 to the Transaction Agreement (this “Amendment”) is entered into as of June 9, 2026, by and among Skyline Builders Group Holding Limited, a Cayman Islands exempted company with limited liability (“SKBL”), and Cove Kaz Capital Group LLC, a Delaware limited liability company (“Cove Kaz”).

RECITALS:

WHEREAS, SKBL and Cove Kaz entered into that certain Transaction Agreement, dated as of April 30, 2026 (the “Agreement”), with SKBL Merger Sub Inc., a Cayman Islands exempted company with limited liability, and Kaz Resources, LLC, a Delaware limited liability company;

WHEREAS, pursuant to Section 10.9 of the Agreement, the Agreement may be amended only by execution of a written instrument signed by SKBL and Cove Kaz; and

WHEREAS, SKBL and Cove Kaz desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1. Amendment to Section 3.5(h) of the Agreement. Section 3.5(h) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(h) As of the Closing Date, SKBL shall have no less than US$50,000,000 of cash available in the bank accounts of SKBL, reduced by any amounts that have been loaned by SKBL to a Kaz Company prior to the Closing Date.”

Section 2. Miscellaneous.

2.1. Upon the execution and delivery hereof, the Agreement shall be deemed to be amended and/or restated as hereinabove set forth as fully and with the same effect as if the amendments and/or restatements made hereby were originally set forth in the Agreement, and this Amendment and the Agreement shall henceforth respectively be read, taken and construed as one and the same instrument, but such amendments and/or restatements shall not operate so as to render invalid or improper any action heretofore taken under the Agreement.

2.2 Except as expressly amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms.

2.3. Article 10 of the Agreement shall apply to this Amendment, mutatis mutandis, as applicable.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

SKBL:

SKYLINE BUILDERS GROUP HOLDING LIMITED

By:	/s/ Paul E. Mann
Name:	Paul E. Mann
Title:	Executive Chairman

[Signature Page to Amendment No. 1]

Cove Kaz:

COVE KAZ CAPITAL GROUP LLC

By:	/s/ Pini Althaus
Name:	Pini Althaus
Title:	President

[Signature Page to Amendment No. 1]